CMA

CMA PENNSYLVANIA
MUNICIPAL MONEY FUND

Annual Report



















March 31, 1997


MERRILL LYNCH
BULL LOGO

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.


CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011

Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the year ended March 31, 1997, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 2.89%*. As of March 31, 1997, the Fund's 7-day yield was 2.83%.

Investment Outlook and Strategy
During the beginning of the six-month period ended March 31, 1997, economic activity in the Commonwealth of Pennsylvania was relatively stagnant. The manufacturing sector continued to grow, but at a slightly slower pace than in recent months. Additionally, nonresidential construction, while improving the first seven months of 1996, declined as we approached 1996 year-end. During 1996, payroll jobs increased less than 4%. However, despite the commonwealth's economy moderating during the first half of the six-month period, Pennsylvania continued to record solid tax collections. Through the first half of fiscal year 1997, Pennsylvania reported general revenue collections 6.5% above the comparable period last year and 2% above budget estimates. Consequently, the various Pennsylvania municipalities who also benefited from this positive revenue stream continue to issue a minimal amount of short-term municipal notes. As 1997 started, January's State Business Outlook Survey suggested that manu-facturing activity regained some momentum. According to the survey, current economic activity returned to positive levels following a negative reading in December 1996. The survey reflects that manufacturing forecasts for the next six months point to continued steady growth ahead. Specifically, the current General Activity Index increased 11.3% in January 1997 from a revised reading of 6.2% in December 1996.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


During the six-month period ended March 31, 1997, economic statistics continued to paint an ideal picture of the US economy. For a majority of the period, a combination of steady growth and low inflation kept Federal Reserve Board policymakers on hold. For example, despite strong holiday sales spurred by healthy increases in personal income, the consensus remained that monetary policy would be on hold for the near term. However, during most of this period, a lack of fixed-rate supply combined with traditional inflows during early December 1996 and January 1997 kept yields on fixed-rate notes relatively unattractive compared to those on variable rate demand notes. Both the flat short-term tax-exempt yield curve and a bias for tighter monetary policy caused us to use the Fund's commercial paper to maintain a relatively neutral average portfolio maturity, while selectively purchasing fixed-rate notes when yields were attractive. The Fund had also used this strategy during the six-month period ended September 30, 1996, since similar conditions prevailed during that time period. Furthermore, the purchase of fixed-rate notes at attractive levels during July 1996 and August 1996 enhanced the Fund's performance for the recent fiscal year.

strength in a majority of economic statistics revealed the potential for impressive growth during the first quarter of 1997. Therefore, with the likelihood of an interest rate hike and the expected rise in yields on variable rate products in April because of outflows during tax time, we decided to position the Fund more defensively. In October 1996, the average portfolio maturity was in the 45-day range, but by the end of March, the average portfolio maturity was in the 40-day range. On March 25, 1997, the Federal Reserve Board increased the Federal Funds rate by 25 basis points (0.25%) to 5.5%. During the six-month period ended March 31, 1997, Pennsylvania's short-term issuance totaled $1.2 billion. Diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,








(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager


April 28, 1997



We are pleased to announce that Darrin J. SanFillippo is responsible for the day-to-day management of CMA Pennsylvania Municipal Money Fund. Mr. SanFillippo has been employed by Merrill Lynch Asset Management L.P. since 1988, becoming Assistant Vice President in the Tax-Exempt Bond Department in 1994.



Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

ACES SM  Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
CP       Commercial Paper
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
TAN      Tax Anticipation Notes
TRAN     Tax Revenue Anticipation Notes
UPDATES  Unit Price Daily Adjustable Tax-Exempt Securities
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                               (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                               Issue                                                 (Note 1a)
Pennsylvania--                Allegheny County, Pennsylvania, Hospital Development Authority
96.1%                         Revenue Bonds, VRDN (a):
                    $ 1,000     (Allegheny General Hospital), Series B, 3.45% due 9/01/2010                   $    1,000
                        400     (Presbyterian University Hospital), Series B2, 3.50% due 3/01/2018                   400
                      6,500   Allegheny County, Pennsylvania, IDA, Pollution Revenue Bonds (Duquesne
                              Light Project), CP, Series A, 3.70% due 2/05/1998                                    6,500
                      9,900   Allegheny County, Pennsylvania, IDA, Revenue Bonds (United Jewish
                              Federation Project), VRDN, Series A, 3.60% due 10/01/2026 (a)                        9,900
                      6,000   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds
                              (Commercial Development Parkway Center Mall Project), VRDN, Series A,
                              3.60% due 5/01/2009 (a)                                                              6,000
                              Beaver County, Pennsylvania, IDA, PCR:
                      4,200     (Duquesne Light Project), CP, 3.60% due 7/09/1997                                  4,200
                      5,100     (Duquesne Light Project), CP, AMT, Series A, 3.50% due 7/15/1997                   5,100
                      1,000     (Duquesne Light Project), CP, Series 94, 2.60% due 4/01/1997                       1,000
                      4,000     Refunding (Atlantic Richfield Project), VRDN, 3.45% due 12/01/2020 (a)             4,000
                     10,000     Refunding (Toledo Edison Project), CP, Series E, 3.70% due 12/04/1997             10,000
                              Berks County, Pennsylvania IDA, IDR:
                      4,100     (Citizens Utilities Co. Projects), CP, AMT, Series A, 3.45% due 6/13/1997          4,100
                      2,425     (Valley Forge Company, Inc. Project), VRDN, AMT, Series A,
                                3.85% due 9/01/2006 (a)                                                            2,425
                      4,830   Bucks County, Pennsylvania, IDA, Environmental Improvement Revenue
                              Refunding Bonds (USX Corporate Project), 3.45% due 8/05/1997                         4,830
                              Carbon County, Pennsylvania, IDA, Resource Recovery Revenue Bonds
                              (Panther Creek Partners), CP, AMT:
                      4,050     Series A, 3.55% due 5/14/1997                                                      4,050
                      4,445     Series A, 3.50% due 7/15/1997                                                      4,445
                      6,200     Series A, 3.50% due 7/25/1997                                                      6,200
                      2,550     Series B, 3.40% due 4/10/1997                                                      2,550
                     14,540     Series B, 3.60% due 7/09/1997                                                     14,540
                      2,000   Delaware County, Pennsylvania, Authority Revenue Bonds (Widener
                              University Inc.), VRDN, 3.60% due 7/01/2014 (a)                                      2,000
                        500   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES,
                              3.70% due 12/01/2009 (a)                                                               500
                              Eagle Tax Exempt Trust, VRDN (a):
                      4,300     Series 94, 3.61% due 5/01/2008                                                     4,300
                      5,700     Series 96C, 3.56% due 5/01/2014                                                    5,700
                      5,900     Series A, 3.46% due 7/01/2025                                                      5,900

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                               Issue                                                 (Note 1a)
Pennsylvania                  Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (a):
(continued)         $ 3,300     Sub-Series B-12, 3.55% due 3/01/2024                                          $    3,300
                      3,300     Sub-Series C-8, 3.55% due 3/01/2024                                                3,300
                      5,400     Sub-Series E-7, 3.55% due 3/01/2024                                                5,400
                      3,500     Sub-Series F-7, 3.55% due 3/01/2024                                                3,500
                      5,000     Sub-Series F-8, 3.55% due 3/01/2024                                                5,000
                      6,800     Sub-Series G-7, 3.55% due 3/01/2024                                                6,800
                      2,700   Erie County, Pennsylvania, IDA, Revenue Bonds (McInnes Steel Co.),
                              VRDN, AMT, 3.80% due 11/01/2001 (a)                                                  2,700
                      8,900   Geisinger, Pennsylvania, Health System Revenue Bonds, VRDN, Series B,
                              3.70% due 7/01/2022 (a)                                                              8,900
                     10,000   Harrisburg, Pennsylvania, Revenue Bonds (Pool Financing Authority
                              Fund), VRDN, 3.60% due 7/01/2021 (a)                                                10,000
                      2,000   Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue
                              Bonds (Jeannette District Memorial Hospital), VRDN, Series B, 3.60%
                              due 11/01/2018 (a)                                                                   2,000
                      5,940   Lancaster County, Pennsylvania, Hospital Authority, Health Center
                              Revenue Bonds (Masonic Homes Project), VRDN, 3.65% due 7/01/2027 (a)                 5,940
                      2,000   Montgomery County, Pennsylvania, GO, VRDN, UT, 3.55% due 11/15/2001 (a)              2,000
                     18,000   Montgomery County, Pennsylvania, Higher Education and Health Authority
                              Revenue Bonds (Pennsylvania Higher Education & Health Loan), VRDN,
                              Series A, 3.70% due 8/01/2021 (a)                                                   18,000
                              Montgomery County, Pennsylvania, IDA, Revenue Bonds
                              (Merck & Co. Project), Series A:
                     10,000     CP, 3.40% due 4/16/1997                                                           10,000
                      1,700     VRDN, 3.90% due 10/01/2017 (a)                                                     1,700
                      4,250   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development--Valley Forge Plaza), VRDN, 3.40% due 12/01/2013 (a)                     4,250
                      3,850   Montour County, Pennsylvania, IDA, PCR (Merck & Co. Project), VRDN,
                              Series A, 3.65% due 10/01/2003 (a)                                                   3,850
                      3,500   Moon, Pennsylvania, IDA, Commercial Development Revenue Bonds (One
                              Thorn Run Center Project), VRDN, Series A, 3.60% due 11/01/2015 (a)                  3,500
                      5,000   Northeastern Pennsylvania, Hospital and Education Authority Revenue
                              Bonds (Allhealth Pooled Financing Program), VRDN, 3.70% due 7/01/2026 (a)            5,000
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds, VRDN (a):
                      1,200     (Erie Forge & Steel Project), AMT, Series B-4, 3.75% due 12/01/1999                1,200
                      1,600     (Erie Plating Company Project), AMT, Series B-5, 3.75% due 12/01/2004              1,600
                      5,300     (Gutchess Hardwoods Project), Series B, 3.60% due 4/01/2005                        5,300
                      5,000     AMT, Series D-7, 3.75% due 8/01/2022                                               5,000
                      2,000     AMT, Series F-5, 3.75% due 12/01/2006                                              2,000
                      2,000     AMT, Series I-3, 3.75% due 12/01/2011                                              2,000
                      1,170     (Wendt Dunnington Co. Project), VRDN, AMT, 3.55% due 9/01/2010 (a)                 1,170
                              Pennsylvania Energy Development Authority, Energy Development Revenue
                              Bonds, VRDN, AMT (a):
                      5,650     (BIW Ebensburg Project), 3.45% due 12/01/2011                                      5,650
                     14,000     (Piney Creek Project), Series A, 3.50% due 12/01/2011                             14,000
                        900     (Piney Creek Project), Series C, 3.50% due 12/01/2011                                900
                      4,000   Pennsylvania Intergovermental Cooperative Authority, Special Tax
                              Revenue Refunding Bonds (Philadelphia Funding Project), 5% due
                              6/15/1997 (c)                                                                        4,010
                              Pennsylvania State Higher Education Assistance Agency, Student Loan
                              Revenue Bonds, VRDN (a):
                      3,100     AMT, Series A, 3.50% due 1/01/2018                                                 3,100
                     15,000     AMT, Series A, 3.30% due 3/01/2027                                                15,000
                      1,800     Series C, 3.50% due 7/01/2018                                                      1,800

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                               Issue                                                 (Note 1a)
Pennsylvania        $ 3,400   Pennsylvania State Higher Educational Facilities Authority, College
(concluded)                   and University Revenue Refunding Bonds (Pennsylvania College of
                              Optometry), VRDN, 3.40% due 3/01/2026 (a)                                       $    3,400
                              Pennsylvania State Higher Educational Facilities Authority, Revenue
                              Refunding Bonds, Series C (a):
                      7,300     (Carnegie Mellon University), VRDN, 3.70% due 11/01/2029                           7,300
                     10,000     (Thomas Jefferson University), ACES, 3.50% due 5/30/1997                          10,000
                     10,000   Pennsylvania State, TAN, First Series, 4.50% due 6/30/1997                          10,018
                      2,560   Philadelphia, Pennsylvania, Authority for Industrial Development
                              Revenue Bonds (David Michael & Co. Inc.), VRDN, AMT, 3.85% due
                              10/01/2006 (a)                                                                       2,560
                              Philadelphia, Pennsylvania, Hospitals and Higher Educational
                              Facilities Authority, Hospital Revenue Bonds, VRDN (a):
                      4,600     (Children's Hospital of Philadelphia Project), 3.70% due 3/01/2027                 4,600
                      2,280     Refunding (Pennsylvania Hospital), Series B, 3.40% due 7/01/2023 (c)               2,280
                      4,425   Philadelphia, Pennsylvania, Redevelopment Authority, M/F Housing Revenue
                              Refunding Bonds (Courts Project), VRDN, Series A, 3.40% due 6/01/2025 (a)            4,425
                     14,545   Philadelphia, Pennsylvania, School District, TRAN, 4.50% due 6/30/1997              14,567
                     22,200   Philadelphia, Pennsylvania, TRAN, Series A, 4.50% due 6/30/1997                     22,235
                      1,450   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, S/F Mortgage
                              Revenue Bonds, AMT, Series C, 3.65% due 6/01/1997 (b)                                1,450
                      2,200   Red Lion, Pennsylvania, Area School District, TRAN, 4.25% due 6/30/1997              2,202
                      3,400   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority,
                              Hospital Facilities Revenue Refunding Bonds (Mercy Health Systems),
                              VRDN, Series A, 3.45% due 12/01/2021 (a)                                             3,400
                     15,000   Temple University of the Commonwealth System of Higher Education,
                              Pennsylvania, University Funding Obligations, 4.625% due 5/20/1997                  15,018
                              Venango, Pennsylvania, IDA, Resource Recovery Revenue Bonds (Scrubgrass
                              Project), CP, AMT:
                      2,000     3.40% due 4/10/1997                                                                2,000
                      9,100     Refunding, Series A, 3.50% due 7/11/1997                                           9,100
                      4,300     Refunding, Series B, 3.40% due 4/10/1997                                           4,300
                      3,000   Westmoreland County, Pennsylvania, IDA, Revenue Bonds (National
                              Waste and Energy Corp.--Valley Landfill Expansion Project), AMT,
                              4.375% due 5/01/1997                                                                 3,000
                     13,000   York, Pennsylvania, General Pooled Financing Authority Revenue Bonds,
                              VRDN, 3.50% due 9/01/2026 (a)                                                       13,000

Puerto Rico--                 Puerto Rico Commonwealth, Government Development
4.0%                          Bank Revenue Bonds, CP:
                      5,000     3.25% due 4/03/1997                                                                5,000
                      3,000     3.10% due 4/08/1997                                                                3,000
                      9,000     3.50% due 4/09/1997                                                                9,000

                              Total Investments (Cost--$429,365*)--100.1%                                        429,365

                              Liabilities in Excess of Other Assets--(0.1%)                                         (469)
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  428,896
                                                                                                              ==========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b)GNMA Collateralized.
(c)FGIC Insured.
  *Cost for Federal income tax purposes.

   See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
Assets:
Investments, at value (identified cost--$429,364,743) (Note 1a)                                          $   429,364,743
Cash                                                                                                              83,162
Interest receivable                                                                                            3,346,944
Prepaid registration fees and other assets (Note 1d)                                                              22,163
                                                                                                         ---------------
Total assets                                                                                                 432,817,012
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                 $     3,500,000
 Investment adviser (Note 2)                                                                  181,321
 Distributor (Note 2)                                                                         127,692
 Dividends to shareholders (Note 1e)                                                              196
 Beneficial interest redeemed                                                                      30          3,809,239
                                                                                      ---------------
Accrued expenses and other liabilities                                                                           111,704
                                                                                                         ---------------
Total liabilities                                                                                              3,920,943
                                                                                                         ---------------
Net Assets                                                                                               $   428,896,069
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    42,892,078
Paid-in capital in excess of par                                                                             386,028,378
Accumulated realized capital losses--net (Note 4)                                                                (24,387)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 428,920,781 shares of
beneficial interest outstanding                                                                          $   428,896,069
                                                                                                         ===============

See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $    14,404,354

Expenses:
Investment advisory fees (Note 2)                                                     $     2,013,273
Distribution fees (Note 2)                                                                    496,888
Transfer agent fees (Note 2)                                                                  102,555
Registration fees (Note 1d)                                                                    64,766
Accounting services (Note 2)                                                                   59,661
Professional fees                                                                              53,522
Printing and shareholder reports                                                               34,490
Custodian fees                                                                                 33,645
Pricing fees                                                                                    7,255
Trustees' fees and expenses                                                                     3,930
Other                                                                                           5,563
                                                                                      ---------------
Total expenses                                                                                                 2,875,548
                                                                                                         ---------------
Investment income--net                                                                                        11,528,806
Realized Loss on Investments--Net (Note 1c)                                                                       (1,453)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    11,527,353
                                                                                                         ===============

See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                    March 31,
                                                                                             1997               1996
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                $    11,528,806    $    12,163,742
Realized loss on investments--net                                                              (1,453)                --
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                       11,527,353         12,163,742
                                                                                      ---------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                    (11,525,719)       (12,163,742)
                                                                                      ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders                       (11,525,719)       (12,163,742)
                                                                                      ---------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                        1,355,806,175      1,486,225,661
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                        11,525,515         12,166,441
                                                                                      ---------------    ---------------
                                                                                        1,367,331,690      1,498,392,102
Cost of shares redeemed                                                                (1,355,166,461)    (1,435,297,725)
                                                                                      ---------------    ---------------
Net increase in net assets derived from beneficial interest
transactions                                                                               12,165,229         63,094,377
                                                                                      ---------------    ---------------
Net Assets:
Total increase in net assets                                                               12,166,863         63,094,377
Beginning of year                                                                         416,729,206        353,634,829
                                                                                      ---------------    ---------------
End of year                                                                           $   428,896,069    $   416,729,206
                                                                                      ===============    ===============

See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                           1997        1996        1995         1994        1993
Per Share Operating Performance:
Net asset value, beginning of year                           $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                              .03         .03         .03         .02          .02
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                    .03         .03         .03         .02          .02
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends from investment income--net                         (.03)       (.03)       (.03)       (.02)        (.02)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of year                                 $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========
Total Investment Return                                           2.89%       3.20%       2.65%       1.87%        2.29%
                                                             ==========  ==========  ==========  ==========   ==========
Ratios to Average Net Assets:
Expenses                                                           .71%        .72%        .71%        .72%         .72%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income--net                                            2.86%       3.13%       2.64%       1.85%        2.22%
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental Data:
Net assets, end of year (in thousands)                       $  428,896  $  416,729  $  353,635  $  336,853   $  318,954
                                                             ==========  ==========  ==========  ==========   ==========

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,087 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $24,000, of which $13,000 expires in 2002 and $11,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
CMA PENNSYLVANIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA Pennsylvania Municipal Money Fund
of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Penn-sylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.